Supplement dated February 16, 2021
to the Statement of Additional Information (the “SAI”), dated May 13, 2020, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
CTIVP ® (VP) – American Century Diversified Bond Fund
CTIVP ® (VP) – Los Angeles Capital Large Cap Growth Fund
CTIVP ® (VP) – Wells Fargo Short Duration Government Fund
Variable Portfolio (VP) – Partners Core Bond Fund
Variable Portfolio (VP) – Partners International Core Equity Fund
Variable Portfolio (VP) – Partners Small Cap Growth Fund
Effective immediately, the defined term for Los Angeles Capital, subadviser to VP – Los Angeles Capital Large Cap Growth Fund, under the subsection "Glossary" in the "SAI Primer" section of the SAI is hereby superseded and replaced with the following:
Los Angeles Capital	Los Angeles Capital Management LLC
Effective immediately, the information in the "Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to VP – American Century Diversified Bond Fund, VP – Partners Core Bond Fund, VP – Partners International Core Equity Fund, VP – Partners Small Cap Growth Fund, and VP – Wells Fargo Short Duration Government Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
VP – American Century Diversified Bond Fund	American Century (effective May 10, 2010)	A	0.090% on the first $3.5 billion, declining to 0.080% as assets increase(o)
VP – Partners Core Bond Fund	JPMIM (effective May 10, 2010) WellsCap (effective May 1, 2017)	E K	0.094% (p)
VP – Partners International Core Equity Fund	AQR (effective May 21, 2018) SIMNA Inc. (effective May 12, 2020) Sub-Subadviser: SIMNA Ltd. (effective May 12, 2020)	U X Y	0.267% (l)
VP – Partners Small Cap Growth Fund	BMO (effective May 1, 2017) Scout (effective May 20, 2019) WellsCap (effective May 10, 2010)	R W K	0.361% (q)
VP – Wells Fargo Short Duration Government Fund	WellsCap (effective May 10, 2010)	K	0.180% on the first $500 million, declining to 0.0925% as assets increase(c)
(c)	Effective January 1, 2021, the breakpoint levels and associated fee rates changed and the assets of VP – Wells Fargo Short Duration Government Fund are aggregated with the assets of VP – Partners Core Bond Fund subadvised by WellsCap for purposes of the fee calculation. Although fee rates increased for certain breakpoint levels, the changes overall are expected to decrease the fees paid to WellsCap.
(l)	Effective February 1, 2021, the subadvisory services fee schedule for SIMNA Inc. changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning on February 1, 2021.
S-6466-353 A (2/21)

(o)	Effective December 1, 2020, the subadvisory fee schedule changed resulting in a fee rate decrease for certain asset levels.
(p)	Effective January 1, 2021, the subadvisory services fee schedule for each of JPMIM and WellsCap changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning on January 1, 2021.
(q)	Effective January 1, 2021, the subadvisory services fee schedule for WellsCap changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning on January 1, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-353 A (2/21)
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